Operating Segments and Geographical Information (Details)	6 Months Ended
Jun. 30, 2025
Operating Segments and Geographical Information [Abstract]
Operating segments	4
Segment reporting description	The Company’s Chief Executive Officer (“CEO”), was identified as the chief operating decision maker (“CODM”). The CODM reviews the financial information based on the Group’s disaggregated information about revenues and gross margin, once a quarter, including budget-to-actual variances, to make decisions about resources to be allocated to the segments and assess their performance. Segment revenues, expenses and gross margin exclude intersegment transactions. The CODM does not make operating and investing decisions based on assets, and as such does not review asset information per segment.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer